Exhibit 10.6B
EXHIBIT C
FORM OF SUPPLEMENT
WHEN RECORDED MAIL TO:

SPACE ABOVE THIS LINE FOR RECORDER’S USE
[FIRST] [SECOND] [ETC.] SUPPLEMENT TO
MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FINANCING STATEMENT
THIS INSTRUMENT SUPPLEMENTS THAT CERTAIN AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT DATED                         ___, 20___ AND RECORDED ON                         ___, 20___ IN THE OFFICE OF THE RECORDER OF DEEDS IN AND FOR INDIANA COUNTY, PENNSYLVANIA IN RECORD BOOK ___, PAGE ___.
     THIS [FIRST] [SECOND] [ETC.] SUPPLEMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (“Supplement”) is made as of this ___ day of _______, 2___ but is to be effective as of the ___ day of ___, 20___ (“Effective Date”), between RELIANT ENERGY SEWARD, LLC, a Delaware limited liability company (the “Mortgagor”), having an address at 1000 Main Street, Houston, Texas 77002, and J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association] (the “Mortgagee”), having an address at One Liberty Place, 1650 Market Street, Suite 4700 Philadelphia, Pennsylvania 19103, Attention: Institutional Trust Services, not in its individual capacity, but solely as Collateral Trustee under the Collateral Trust Agreement, and for the ratable benefit of the Secured Parties from time to time entitled to the benefits of the Collateral Trust Agreement (collectively, the “Secured Parties”).
     All capitalized terms used in this Instrument without definition shall have the respective meanings ascribed to such terms in that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement dated                      ___, 20___ and recorded on                      ___, 20___ in the officer of the Recorder of Deeds in and for Indiana County, Pennsylvania in Record Book ___, Page ___ (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Existing Mortgage”).
     WHEREAS, as contemplated by the Collateral Trust Agreement, the Mortgagor has designated the [                    ] Bonds that are supported by Permitted PEDFA Bond Indebtedness in the principal amount of [$                                        ], and any related Obligations, as constituting Secured Obligations to be secured by this Instrument (the “Additional Series of Secured Debt”) and, in connection therewith, the Mortgagor has agreed to execute and deliver this Supplement to the Mortgagee.
     NOW, THEREFORE, in consideration of the premises, each of the Mortgagor and the Mortgagee hereby agrees to, and they do hereby, supplement, modify and amend the Existing Mortgage as follows:

     1. ADDITIONAL SECURED DEBT. The Additional Series of Secured Debt is Secured Debt and, together with all other Series of Secured Debt described in the Existing Mortgage, constitute Secured Obligations under the Existing Mortgage. The due and punctual payment and performance of the Additional Series of Secured Debt, together with all other Series of Secured Debt described in the Existing Mortgage, are secured Equally and Ratably by the Existing Mortgage and all other liens, security interests and assignments held by the Mortgagee pursuant to the Collateral Trust Agreement as security for the Secured Obligations. In order to further evidence the foregoing and confirm that the liens, security interests and assignments granted in the Existing Mortgage secure the Additional Series of Secured Debt, the term Secured Obligations in the Existing Mortgage is hereby amended to expressly state that all of the Additional Series of Secured Debt are included in the Secured Obligations secured by the Existing Mortgage. All liens, security interests and assignments granted to the Mortgagee in the Existing Mortgage are hereby ratified and confirmed as securing the Additional Series of Secured Debt. Accordingly, the holders of the Additional Series of Secured Debt are entitled to the benefits of the Collateral Trust Agreement and are Secured Parties under the Existing Mortgage, together with all other Secured Parties under all other Series of Secured Debt. Pursuant to the Existing Mortgage, the Mortgagor has, and does hereby, grant, bargain, sell, mortgage, warrant, convey, alien, demise, release, assign, transfer, set over, deliver, confirm and convey to the Mortgagee, its successors, assigns and transferees upon the terms and conditions of the Existing Mortgage, and subject to the Permitted Encumbrances, all of the Mortgaged Property to secure the Additional Series of Secured Debt as part of the Secured Obligations.
     2. EFFECT OF SUPPLEMENT. The Mortgagor and the Mortgagee agree that the provisions of this Supplement shall not adversely affect or impair the Existing Mortgage and that the liens, security interests, assignments and rights evidenced thereby shall remain in full force and effect and shall be increased and carried forward to secure all Secured Obligations, the purpose of this instrument being simply to supplement, modify and amend the Existing Mortgage to further evidence that it also secures the Additional Series of Secured Debt. All of the terms and provisions of the Existing Mortgage shall be and remain in full force and effect as therein written and as herein supplemented, modified and amended.
     3. DUPLICATE ORIGINALS. This Supplement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.
     IN WITNESS WHEREOF, intending to be legally bound hereby, the Mortgagor and the Mortgagee have executed this instrument as of the day and year set forth above but effective as of the Effective Date.

(SEAL)	MORTGAGOR: RELIANT ENERGY SEWARD, LLC, a Delaware limited liability company
By:
Name:
Title:

(SEAL)	MORTGAGEE: J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION a national banking association, as Collateral Trustee
By:
Name:
Title:

     Certification of Address. I do hereby certify that the address of the above-named Mortgagee is:

By:
Name:
Title:

STATE OF	Section
Section
COUNTY OF	Section
The foregoing instrument was acknowledged before me this ___ day of                     , 20___ by                                           , as                                          of Reliant Energy Seward, LLC, a Delaware limited liability company. He is personally known to me or has produced                                            as identification.

Print Name:	Notary Public
Serial No.:
Expiration:
My Commission expires:

STATE OF	Section
Section
COUNTY OF	Section
The foregoing instrument was acknowledged before me this ___ day of                      , 20___ by                                           , as                                            of                                           , a                                           . He is personally known to me or who has produced                                             as identification.

Print Name:	Notary Public
Serial No.:
Expiration:
My Commission expires: